UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2016

HICKOK INCORPORATED

(Exact name of registrant as specified in its charter)

Ohio	0-147	34-0288470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10514 Dupont Avenue Cleveland, Ohio	44108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (216) 541-8060

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On July 28, 2016, Hickok Incorporated (the “Company”) filed a Current Report on Form 8-K disclosing that it had appointed Mr. Brian E. Powers as President and Chief Executive Officer effective September 1, 2016. At that time, Mr. Powers’ compensation related to this appointment had not yet been determined. On November 14, 2016, the Company’s board of directors approved an annual salary in the amount of $70,000 for Mr. Powers in connection with his employment as President and Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HICKOK INCORPORATED

/s/ Gregory M. Zoloty
Gregory M. Zoloty
Chief Financial Officer

Date: November 14, 2016